Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED FEBRUARY 26, 2019

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2018, AS SUPPLEMENTED

FIDELITY INSTITUTIONAL ASSET MANAGEMENT® GOVERNMENT INCOME PORTFOLIO

(FORMERLY, PYRAMIS® GOVERNMENT INCOME PORTFOLIO)1

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (“Trust I”) has approved a change of subadviser for the Fidelity Institutional Asset Management® Government Income Portfolio (formerly, Pyramis® Government Income Portfolio) (the “Government Income Portfolio”) from FIAM LLC (“FIAM”) to Western Asset Management Company, LLC (“Western Asset”) to be effective on or about April 29, 2019, pursuant to a new subadvisory agreement between Trust I’s investment adviser, Brighthouse Investment Advisers, LLC (the “Adviser”), and Western Asset. Effective on or about April 29, 2019, the name of the Government Income Portfolio will change to Western Asset Management Government Income Portfolio, and, except as otherwise noted below, all references to the former name of the Government Income Portfolio contained in the Statement of Additional Information (the “SAI”) will change to the Government Income Portfolio’s new name and all references contained in the SAI to FIAM as the Government Income Portfolio’s subadviser will change to Western Asset. The Insurance Companies (as defined in the Government Income Portfolio’s Prospectus) may temporarily continue to refer to FIAM as the Government Income Portfolio’s subadviser and to the Government Income Portfolio by its former name in their forms and communications until such documents can be revised.

In connection with these changes, the Board of Trustees of Brighthouse Funds Trust II (“Trust II”) has approved an amendment to the subadvisory agreement between Trust II’s investment adviser, the Adviser, and Western Asset with respect to the Western Asset Management U.S. Government Portfolio (the “U.S. Government Portfolio” and, together with the Government Income Portfolio, the “Portfolios”) to be effective on or about April 29, 2019.

In connection with the changes described above, the following changes to the SAI for the Portfolios are effective on or about April 29, 2019:

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – Ownership Information for the Subadvisors to Trust I and Trust II,” the paragraph describing the ownership of FIAM LLC is deleted in its entirety.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust I Portfolios’ Subadvisory Fee Schedules,” the information regarding the Government Income Portfolio in the table and footnote (i) is deleted in its entirety and replaced with the following, and the order of the footnotes in that subsection is updated accordingly:

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Western Asset Management Government Income(i)(j)	0.220%	First $100 million
	0.125%	Next $400 million
	0.100%	Next $500 million
	0.090%	Next $1 billion
	0.070%	Over $2 billion

(i)	Prior to April 29, 2019, the subadvisory fee rate for Western Asset Management Government Income was at the annual rate of 0.220% of the first $100 million of the Portfolio’s average daily net

1 Fidelity Institutional Asset Management is a registered service mark of FMR LLC. Used with permission. Pyramis is a registered service mark of FMR LLC. Used with permission.

assets, 0.140% of the next $400 million, 0.100% of the next $800 million and 0.090% of such assets over $1.3 billion.
(j)

For purposes of determining the annual subadvisory fee rate, the assets of Western Asset Management Government Income are aggregated with the assets of Western Asset Management U.S. Government. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Western Asset Management Government Income to determine the annual subadvisory fee rate.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust II Portfolios’ Subadvisory Fee Schedules,” the information regarding the U.S. Government Portfolio in the table is deleted in its entirety and replaced with the following:

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Western Asset Management U.S. Government(h)(i)	0.220%	First $100 million
	0.125%	Next $400 million
	0.100%	Next $500 million
	0.090%	Next $1 billion
	0.070%	Over $2 billion

(h)

Prior to April 29, 2019, the subadvisory fee rate for Western Asset Management U.S. Government was at the annual rate of 0.250% of the first $100 million of the Portfolio’s average daily net assets, 0.125% of the next $400 million, 0.100% of the next $500 million, 0.090% of the next $1 billion and 0.080% of such assets over $2 billion.

(i)

For purposes of determining the annual subadvisory fee rate, the assets of Western Asset Management U.S. Government are aggregated with the assets of Western Asset Management Government Income. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Western Asset Management U.S. Government to determine the annual subadvisory fee rate.

In Appendix B – “Proxy Voting Policies and Procedures,” the proxy voting policies and procedures for FIAM are deleted in their entirety.

In Appendix C – “Portfolio Managers,” the section titled “Fidelity Institutional Asset Management® Government Income Portfolio” is deleted in its entirety and the section titled “Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio” is amended to add Western Asset Management Government Income Portfolio and reflect that S. Kenneth Leech, Mark Lindbloom and Frederick Marki are the portfolio managers of the Western Asset Management Government Income Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE